RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2019
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS

25.	RELATED PARTY TRANSACTIONS

a) Transactions with Golar Partners and subsidiaries:

Income (expenses):

(in thousands of $)	2019	2018	2017
Management and administrative services revenue (i)	9,645	9,809	7,762
Ship management fees revenue (ii)	4,460	5,200	5,903
Interest income on short-term loan (iii)	(109)	—	—
Charterhire expenses (iv)	—	—	(17,423)
Share options expense recharge (v)	—	—	228
Interest expense on deposits payable (vi)	—	(4,779)	(4,622)
Total	13,996	10,230	(8,152)

Receivables (payables): The balances with Golar Partners and subsidiaries as of December 31, 2019 and 2018 consisted of the following:

(in thousands of $)	2019	2018
Balances due (to)/from Golar Partners and its subsidiaries (iii)	(2,708)	4,091
Methane Princess lease security deposit movements (vii)	(2,253)	(2,835)
Total	(4,961)	1,256

(i) Management and administrative services revenue - On March 30, 2011, Golar Partners entered into a management and administrative services agreement with Golar Management Limited ("Golar Management"), a wholly-owned subsidiary of Golar, pursuant to which Golar Management will provide to Golar Partners certain management and administrative services. The services provided by Golar Management are charged at cost plus a management fee equal to 5% of Golar Management’s costs and expenses incurred in connection with providing these services. Golar Partners may terminate the agreement by providing 120 days written notice.

(ii) Ship management fees - Golar and certain of its affiliates charge ship management fees to Golar Partners for the provision of technical and commercial management of Golar Partners' vessels. Each of Golar Partners’ vessels is subject to management agreements pursuant to which certain commercial and technical management services are provided by Golar Management. Golar Partners may terminate these agreements by providing 30 days written notice.
(iii) Interest income on short-term loan, balances due(to)/from Golar Partners and its subsidiaries - Receivables and payables with Golar Partners and its subsidiaries comprise primarily of unpaid management fees and expenses for management, advisory and administrative services, dividends in respect of the Hilli Common Units and other related party arrangements including the Hilli Disposal. In addition, certain receivables and payables arise when we pay an invoice on behalf of a related party and vice versa. Receivables and payables are generally settled quarterly in arrears. Balances owing to or due from Golar Partners and its subsidiaries are unsecured, interest-free and intended to be settled in the ordinary course of business. In November 2019, we loaned $15.0 million to Golar Partners, with interest of LIBOR plus 5.0%. The loan was fully repaid, including interest of $0.1 million, in December 2019.

(iv) Charterhire expenses - This consists of the charterhire expenses that we incurred for the charter back from Golar Partners of the Golar Grand. In connection with the sale of the Golar Grand to Golar Partners in November 2012, we issued an option where, in the event that the charterer did not renew or extend its charter for the Golar Grand beyond February 2015, the Partnership had the option to require us to charter the vessel through to October 2017. In February 2015, the option was exercised. Accordingly, we recognized charterhire costs of $17.4 million for the year ended December 31, 2017, in relation to the Golar Grand.

(v) Share options expense - This relates to a recharge of share option expense to Golar Partners in relation to share options in Golar granted to certain of Golar Partners' directors, officers and employees.

(vi) Interest expense on deposits payable

Expense under Tundra Letter Agreement - In May 2016, we completed the Golar Tundra Sale and received a total cash consideration of $107.2 million. We agreed to pay Golar Partners a daily fee plus operating expenses for the right to use the Golar Tundra from the date the Golar Tundra Sale was closed, until the date that the vessel would commence operations under the Golar Tundra Time Charter. In return, Golar Partners agreed to remit to us any hire income received with respect to the Golar Tundra during that period. We have accounted for $nil, $nil and $2.2 million as interest expense for the year ended December 31, 2019, 2018 and 2017, respectively.

Deferred purchase price - In May 2017, the Golar Tundra had not commenced her charter and, accordingly, Golar Partners elected to exercise the Tundra Put Right to require us to repurchase Tundra Corp at a price equal to the original purchase price. In connection with Golar Partners exercising the Tundra Put Right, we and Golar Partners entered into an agreement pursuant to which we agreed to purchase Tundra Corp from Golar Partners on the date of the closing of the Tundra Put Sale in return we will be required to pay an amount equal to $107.2 million (the "Deferred Purchase Price") plus an additional amount equal to 5% per annum of the Deferred Purchase Price (the "Additional Amount"). The Deferred Purchase Price and the Additional Amount was applied to the net sale price of the Hilli Disposal (defined below) on July 12, 2018. We have accounted for $nil, $2.9 million and $1.1 million as interest expense for the year ended December 31, 2019, 2018 and 2017, respectively.

Deposit received from Golar Partners - On August 15, 2017, we entered into the Hilli Sale Agreement with Golar Partners for the Hilli, or the Hilli Disposal, from the Sellers of the Hilli Common Units in Hilli LLC. See note 5. Concurrent with the execution of the Hilli Sale Agreement, we received a further $70 million deposit from Golar Partners, upon which we pay interest at a rate of 5% per annum. We applied the deposit received and interest accrued to the purchase price on July 12, 2018, upon completion of the Hilli Disposal. We have accounted for $nil, $1.9 million and $1.3 million, as interest expense for the year ended December 31, 2019, 2018 and 2017, respectively.

(vii) Methane Princess lease security deposit movements - This represents net advances from Golar Partners since its IPO, which correspond with the net release of funds from the security deposits held relating to a lease for the Methane Princess. This is in connection with the Methane Princess tax lease indemnity provided to Golar Partners under the Omnibus Agreement. Accordingly, these amounts will be settled as part of the eventual termination of the Methane Princess lease.

Other transactions:

Golar Partners distributions to us - Golar Partners has declared and paid quarterly distributions totaling $36.8 million, $48.4 million, and $52.3 million to us for each of the years ended December 31, 2019, 2018 and 2017, respectively.

During the year ended December 31, 2019 and 2018, Hilli LLC had declared quarterly distributions totaling $17.5 million and $5.6 million, respectively, in respect of the Hilli Common Units owned by Golar Partners. As of December 31, 2019 and 2018, we have a dividend payable of $4.5 million and $3.6 million, respectively, to Golar Partners.
Exchange of Incentive Distribution Rights - Pursuant to the terms of an Exchange Agreement (the “Exchange Agreement”) by and between Golar and Golar Partners we exchanged all of our incentive distribution rights in the Partnership (“Old IDRs”) in October 2016. Under the terms of an Exchange Agreement, the first target distribution was met in November 2017, accordingly, Golar Partners issued 50% of the Earn-Out Units (374,295 common units and 7,639 general partner units) under the Exchange Agreement (see note 14).

Indemnifications and guarantees:

a) Tax lease indemnifications: Under the Omnibus Agreement, we have agreed to indemnify Golar Partners in the event of any tax liabilities in excess of scheduled or final settlement amounts arising from the Methane Princess leasing arrangement and the termination thereof.

In addition, to the extent Golar Partners incurs any liabilities as a consequence of a successful challenge by the UK Tax Authorities with regard to the initial tax basis of the transactions relating to any of the UK tax leases or in relation to the lease restructuring terminations in 2010, we have agreed to indemnify Golar Partners (see note 26).

The maximum possible amount in respect of the tax lease indemnification is not known as the determination of this amount is dependent on our intention of terminating this lease and the various market factors present at the point of termination. As of December 31, 2019, we recognized a liability of $11.5 million (2018: $11.5 million) in respect of the tax lease indemnification to Golar Partners representing the fair value at deconsolidation in December 2012.

b) Performance guarantees: We issued performance guarantees to third party charterers in connection with the Time Charter Party agreements entered into with the vessel operating entities who are now subsidiaries of Golar Partners. These performance guarantees relate to the Methane Princess and the Golar Winter. The maximum potential exposure in respect of the performance guarantees issued by the Company is not known as these matters cannot be absolutely determined. The likelihood of triggering the performance guarantees is remote based on the past performance of both our and Golar Partners' combined fleets.

c) Golar Tundra financing related guarantees: In November 2015, we sold the Golar Tundra to a subsidiary of CMBL (see note 5) and subsequently leased back the vessel under a bareboat charter (the “Tundra Lease”). In connection with the Tundra Lease, we are a party to a guarantee in favor of Tundra SPV, pursuant to which, in the event that Tundra Corp (our subsidiary) is in default of its obligations under the Tundra Lease, we, as the primary guarantor, will settle any liabilities due within five business days. In addition, Golar Partners has also provided a further guarantee, pursuant to which, in the event we are unable to satisfy our obligations as the primary guarantor, Tundra SPV may recover this from Golar Partners, as the deficiency guarantor. Under a separate side agreement, we have agreed to indemnify Golar Partners for any costs incurred in its capacity as the deficiency guarantor.

d) Hilli guarantees (in connection with the Hilli Disposal)

(i) Debt

In connection with the closing of the Hilli Disposal, Golar Partners agreed to provide a several guarantee (the “Partnership Guarantee”) of 50% of the outstanding principal and interest amounts payable by Hilli Corp under the Hilli Facility (see note 18) pursuant to a Deed of Amendment, Restatement and Accession relating to a guarantee between us, Fortune and Golar Partners (see note 5).

(ii) Letter of credit

On November 28, 2018, Golar Partners entered into an agreement to guarantee (the "LOC Guarantee") the letter of credit issued by a financial institution in the event of Hilli Corp’s underperformance or non-performance under the LTA. Under the LOC Guarantee, Golar Partners are severally liable for any outstanding amounts that are payable, based on the percentage ownership that we hold in Golar Partners, multiplied by Golar Partners percentage ownership in Hilli Common Units.

(iii) Cost indemnification: We (as one of the Sellers) have agreed to indemnify Golar Partners for certain costs incurred in Hilli operations until August 14, 2025, when these costs exceed a contractual ceiling, capped at $20 million. Costs indemnified include vessel operating expenses, taxes, maintenance expenses, employee compensation and benefits, and capital expenditures. Included within the Hilli distributions for the year ended December 31, 2019 is $2.2 million of reimbursements from us for operating expenses.
Omnibus Agreement

In connection with the IPO of Golar Partners, we entered into an Omnibus Agreement with Golar Partners governing, among other things, when we and Golar Partners may compete against each other as well as rights of first offer on certain FSRUs and LNG carriers. Under the Omnibus Agreement, Golar Partners and its subsidiaries agreed to grant a right of first offer on any proposed sale, transfer or other disposition of any vessel it may own. Likewise, we agreed to grant a similar right of first offer to Golar Partners for any vessel under a charter for five or more years that we may own. These rights of first offer will not apply to a (a) sale, transfer or other disposition of vessels between any affiliated subsidiaries, or pursuant to the terms of any current or future charter or other agreement with a charter party or (b) merger with or into, or sale of substantially all of the assets to, an unaffiliated third-party. In addition, the Omnibus Agreement provides for certain indemnities to Golar Partners in connection with the assets transferred from us.

b) Transactions with Golar Power and affiliates:

Net revenues: The transactions with Golar Power and its affiliates for the twelve months ended December 31, 2019, 2018 and 2017 consisted of the following:

(in thousands of $)	2019	2018	2017
Management and administrative services revenue	5,904	6,167	5,711
Ship management fees income	1,210	1,400	824
Debt guarantee compensation (i)	693	861	775
Other (ii)	(2)	(247)	135
Total	7,805	8,181	7,445

Payables: The balances with Golar Power and its affiliates as of December 31, 2019 and 2018 consisted of the following:

(in thousands of $)	2019	2018
Balances due to Golar Power and affiliates (ii)	(6,829)	(5,417)
Total	(6,829)	(5,417)

(i) Debt guarantee compensation - In connection with the closing of the Golar Power and Stonepeak transaction, Golar Power entered into agreements to compensate Golar in relation to certain debt guarantees (as further described under the subheading "Guarantees and other") relating to Golar Power and subsidiaries.

(ii) Balances due to Golar Power and affiliates - Receivables and payables with Golar Power and its subsidiaries are comprised primarily of unpaid management fees, advisory and administrative services. In addition, certain receivables and payables arise when we pay an invoice on behalf of a related party and vice versa. Receivables and payables are generally settled quarterly in arrears. Balances owing to or due from Golar Power and its subsidiaries are unsecured, interest-free and intended to be settled in the ordinary course of business. In December 2019, we loaned $7.0 million to Golar Power, with interest of LIBOR plus 5.0%. The loan was fully repaid, including interest, in December 2019.

Guarantees and other:

a) Debt guarantees - The debt guarantees on the Golar Penguin and the Golar Celsius were previously issued by Golar to third party banks in respect of certain secured debt facilities relating to Golar Power and subsidiaries. As described in (i) above we receive compensation from Golar Power in relation to the provision of the guarantees. In December 2019, the Golar Penguin was refinanced, with the presence of cross-default provision om relation to the Golar Crystal. A cross-default provision means that if we or Golar Power default on one loan or lease, we would then default on our other loans containing a cross-default provision. Subsequently, a debt guarantee was provided on the newbuild Golar Nanook with no compensation agreement in place. The liability which is recorded in "Other current liabilities" and "Other non-current liabilities" is being amortized over the remaining term of the respective debt facilities with the credit being recognized in "Other financial items". The debt facilities are secured against specific vessels.

c) Transactions with OneLNG and subsidiaries:
Net revenues: The transactions with OneLNG and its subsidiaries for the year ended December 31, 2019, 2018 and 2017 consisted of the following:

(in thousands of $)	2019	2018	2017
Management and administrative services revenue	—	1,399	6,463

Receivables: The balances with OneLNG and its subsidiaries as of December 31, 2019 and 2018 consisted of the following:

(in thousands of $)	2019	2018
Balances due from OneLNG (i)	707	8,169

(i) Balances due from OneLNG - Receivables with One LNG and its subsidiaries comprise primarily of unpaid management fees, charterhire expenses, advisory, administrative services and payment on behalf of a related party. Balances due from OneLNG are unsecured and interest free.

Subsequent to the decision to dissolve OneLNG, we have written off $3.0 million and $12.7 million of the trading balance with OneLNG for the years ended December 31, 2019 and 2018, respectively, to 'Other operating income' in our Consolidated statements of income as we deem it to be no longer recoverable. In October 2019, we received $4.5 million from OneLNG.

d) Transaction with other related parties:

Net revenues/(expenses): The transactions with other related parties for the years ended December 31, 2019, 2018 and 2017 consisted of the following:

(in thousands of $)	2019	2018	2017
The Cool Pool (i)	39,666	151,152	59,838
Magni Partners (ii)	(858)	(375)	(260)
Borr Drilling (iii)	542	—	—
2020 Bulkers (iv)	265	—	—
Total	39,615	150,777	59,578

Receivables (Payables): The balances with other related parties as of December 31, 2019 and 2018 consisted of the following:

(in thousands of $)	2019	2018
The Cool Pool (i)	—	43,985
Magni Partners (ii)	88	(8)
Borr Drilling (iii)	542	—
2020 Bulkers (iv)	265	—
Total	895	43,977

(i) The Cool Pool - On July 8, 2019 GasLog's vessel charter contracts had concluded and withdrew their participation from the Cool Pool. Following Gaslog's departure, we assumed sole responsibility for the management of the Cool Pool and consolidate the Cool Pool. From point of consolidation, the Cool Pool ceased to be a related party.

The table below summarizes our net earnings (impacting each line item in our consolidated statement of operations) generated from our participation in the Cool Pool:

(in thousands of $)	2019	2018	2017
Time and voyage charter revenues	43,332	177,139	77,975
Time charter revenues - collaborative arrangement	23,359	73,931	28,327
Voyage, charterhire expenses and commission expenses	(8,092)	(16,717)	(7,683)
Voyage, charterhire and commission expenses - collaborative arrangement	(18,933)	(83,201)	(38,781)
Net income from the Cool Pool	39,666	151,152	59,838

(ii) Magni Partners - Tor Olav Trøim is the founder of, and partner in, Magni Partners (Bermuda) Limited, a privately held Bermuda company, and is the ultimate beneficial owner of the company. Receivables and payables from Magni Partners comprise primarily of the cost (without mark-up) or part cost of personnel employed by Magni Partners who have provided advisory and management services to Golar. These costs do not include any payment for any services provided by Tor Olav Trøim himself.

iii) Borr Drilling - Tor Olav Trøim is the founder, and director of Borr Drilling, a Bermuda company listed on the Oslo and NASDAQ stock exchanges. Receivables comprise primarily of management and administrative services provided by our Bermuda corporate office.

iv) 2020 Bulkers - 2020 Bulkers is a related party by virtue of common directorships. Receivables comprise primarily of management and administrative services provided by our Bermuda corporate office.